UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On September 10, 2019, CNL Healthcare Properties II, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at CNL Center at City Commons, Tower I, 13th Floor, 450 South Orange Avenue, Orlando, Florida 32801. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on:

(1)     A plan of complete liquidation and dissolution of the Company (the “Plan of Dissolution”, and the proposal, the “Plan of Dissolution Proposal”). The principal purpose of the Plan of Dissolution is to maximize stockholder value by selling the Company’s assets, paying its debts and distributing the net proceeds from liquidation to the Company’s stockholders.

(2)    Three proposed amendments to the Company’s charter (together, the “Charter Amendment Proposals”) to:

(a) eliminate (i) conditions and limitations on the Company’s exculpation and indemnification of the Company’s present or former directors and the Company’s external advisor and its affiliates and (ii) limitations on the Company’s ability to reimburse the Company’s present or former directors and the Company’s external advisor or its affiliates for reasonable legal expenses and other costs, each of which had previously been required by state securities administrators in connection with the Company’s initial public offering or that related to such required provisions. Instead, the proposed amendment provides that the Company shall exculpate and indemnify the Company’s present and former directors and officers to the maximum extent permitted by Maryland law and provides the Company the ability to exculpate and indemnify the Company’s external advisor and its affiliates pursuant to the terms of the advisory agreement (the “Indemnification Proposal”),

(b) eliminate the requirement in the Company’s charter to distribute a specific report with audited financial statements, related party and other information to stockholders each year, that had previously been required by state securities administrators in connection with the Company’s initial public offering or that related to such required provisions (the “Reporting Proposal”). Although the charter would no longer require the Company to provide audited financial statements to the Company’s stockholders, any decision by the Company to cease providing audited financial statements to the Company’s stockholders would need to be approved by the board of directors and would require that the Securities and Exchange Committee grant the Company relief from certain reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and

(c) exclude the distribution of interests in a liquidating trust from the definition of a “roll-up transaction” (the “Roll-Up Definition Proposal”);

(3)    The election of the following individuals to the board of directors: Stephen H. Mauldin, Douglas N. Benham, and Dianna F. Morgan.

(4)    The ratification of the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ended December 31, 2019; and

(5)    A proposal that would permit the Company (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the Annual Meeting, and (b) subsequently, to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that had not received sufficient votes to be approved at the Annual Meeting, if necessary (the “Adjournment Proposal”).

For a detailed description of each of the proposals submitted for stockholder vote at the Annual Meeting, including a summary of the Plan of Dissolution Proposal and the revisions that each of the Charter Amendment Proposals would make to the Company’s previous charter, see the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on July 7, 2019 (the “Proxy Statement”).

The Plan of Dissolution Proposal was approved. The number of votes cast for and votes withheld from, and the number of abstentions and broker non-votes with respect to, the Plan of Dissolution Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Plan of Dissolution Proposal	2,891,365	81,175	41,590	1,133,789

Two of the three Charter Amendment Proposals, the Reporting Proposal and the Roll-Up Definition Proposal, were approved. The Indemnification Proposal was not approved. The amendments to the Company’s charter were filed in Maryland and became effective on September 10, 2019. The number of votes cast for and votes withheld from, and the number of abstentions and broker non-votes with respect to, the three Charter Amendment Proposals were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Indemnification Proposal	2,456,415	386,699	171,016	1,133,789
Reporting Proposal	2,575,351	337,300	101,479	1,133,789
Roll-Up Definition Proposal	2,664,838	239,281	110,011	1,133,789

All of the director nominees were elected. The number of votes cast for and votes withheld from each of the director nominees and the number of broker non-votes were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen H. Mauldin	2,847,494	166,636	1,133,789
Douglas N. Benham	2,853,494	160,636	1,133,789
Dianna F. Morgan	2,859,891	154,239	1,133,789

The appointment of E&Y was ratified. The number of votes cast for and votes withheld from, and the number of abstentions with respect to, the ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the year ended December 31, 2019 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of E&Y Appointment	4,038,075	61,412	48,432	—

The Adjournment Proposal was approved. The number of votes cast for and votes withheld from, and the number of abstentions with respect to, the Adjournment Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adjournment Proposal	2,793,505	167,908	52,717	1,133,789

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Ex.	Description
99.1	Articles of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.

September 11, 2019	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte Chief Financial Officer, Treasurer and Senior Vice President